                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM 8-K/A
                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT
     OF 1934 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 8, 2005

                                 TeamStaff, Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)
                         COMMISSION FILE NUMBER: 0-18492
                                                --------

            New Jersey                                22-1899798
  (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)

                                300 Atrium Drive
                               Somerset, NJ 08873
                               ------------------
              (Address and zip code of principal executive offices)

                                 (732) 748-1700
                                 --------------
               (Registrant's telephone number, including area code

         CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS
         INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE
         REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

              [ ]   Written communications pursuant to Rule 425 under the
                    Securities Act (17 CFR 230.425)

              [ ]   Soliciting material pursuant to Rule 14a-12 under the
                    Exchange Act (17 CFR 240.14a-12)

              [ ]   Pre-commencement communications pursuant to Rule 14d-2(b)
                    under the Exchange Act (17 CFR 240.14d-2(b))

              [ ]   Pre-commencement communications pursuant to Rule 13e-4(c)
                    under the Exchange Act (17 CFR 240.13e-4(c))

Note: Form 8-K Amendment.

TeamStaff, Inc. has filed to amend its Form 8-K previously filed on June 10,
2005 to correct a typographical error contained in the original filing and in the Press Release attached as exhibit 99.1 to the Form 8-K.

The typographical error was contained in Item 2.03 and incorrectly stated the interest rate of the loan facility. The correct interest rate is reflected in this Form 8-k/A and in the attached press release dated June 13, 2005

Item 2.03 Creation of a Direct Financial Obligation

TeamStaff, Inc. closed a $7,000,000.00 revolving credit facility to provide receivables financing and funding of a portion of the purchase price. The credit facility was provided by PNC Bank effective on June 8, 2005 to (i) provide for the acquisition of RS Staffing; (ii) refinance the current senior loan facility;
and (iii) provide ongoing working capital. Revolving Credit advances will bear interest at a rate approximating the Prime Rate plus 25 bps or LIBOR plus 275 basis points, whichever is higher. The facility has a three-year life and contains term and line of credit borrowing options. The facility is subject to certain restrictive covenants, including minimum net worth, leverage and a minimum consolidated debt service coverage ratio. The facility is subject to acceleration upon non-payment or various other standard default clauses.

Item 9.01 Financial Statements and Exhibits

  (a) Financial Statements of Businesses Acquired.

None.

  (b) Pro Forma Financial Information

None.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 13, 2005

                                 TeamStaff, Inc.

                                  By: /s/ James D. Houston
                                     ---------------------
                                  Name: James D. Houston
                                  Title: Vice President of Business and
                                  Legal Affairs/General Counsel